UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2005

                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                    0-26057              82-0507874
----------------------------     -----------        -------------------
(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)

       150 LUCIUS GORDON DRIVE,  SUITE 215
             WEST HENRIETTA, NEW YORK                    14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)

                                 (585) 214-2441
                         -------------------------------
                         (Registrant's telephone number)

Item 7.01. Regulation FD Disclosure

In a press release dated February 25, 2005, the Company announced that it has completed its acquisition of AMRIS GmbH, a leading German-based developer of MRI-safe and image-compatible technology solutions and biomedical devices. See attached Exhibit 99.1 for the complete text of the press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BIOPHAN TECHNOLOGIES, INC.
                                          --------------------------
                                                (Registrant)

Date 2/25/05                              /S/ Robert J. Wood
                                          --------------------------
                                                (Signature)

                                          Robert J. Wood
                                          CFO, Treasurer
                                          (Principal Financial Officer)